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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2001

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7935 (Commission File Number)	95-1528961 (IRS Employer Identification No.)

233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
(Address of principal executive offices)

(310) 726-8000

(Registrant's telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events

    With reference to the three class action lawsuits filed in Federal District Court for the Central District of California in 1991 and identified in the Company's Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2001, the parties have agreed, subject to court approval, to continue the pending trial date to September 25, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION
Date: April 13, 2001	By:	/s/ L. MICHAEL RUSSELL Name: L. Michael Russell Title: Executive Vice President and Secretary

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SIGNATURES